Exhibit 99.1

Ensign Group Completes Spin-off of Pennant Group
SAN JUAN CAPISTRANO, Calif., October 1, 2019 - The Ensign Group, Inc. (NASDAQ: ENSG), the parent company of the Ensign™ group of skilled nursing, rehabilitative care services, home health care, hospice care, senior living and other post-acute related companies, announced today the successful completion of its spin-off of The Pennant Group, Inc. (NASDAQ: PNTG). In the spin-off, Ensign stockholders received one share of Pennant common stock for every two shares of Ensign common stock held at the close of business on September 20, 2019. No fractional shares have been distributed in connection with the spin-off. A cash payment will be made in lieu of any fractional shares. The effective date of the distribution is October 1, 2019.
“We are thrilled to complete the spin-off of Pennant and couldn’t be more optimistic about their future and the future of Ensign. This is the second spin-off we have completed in the last 5 years and believe that this transaction, much like the spin-off of CareTrust REIT, Inc. in 2014, will be a great long-term benefit to our many stakeholders,” said Ensign’s Executive Chairman, Mr. Christopher Christensen. He continued, “Our guiding principle in this transaction has always been to make sure both Ensign and Pennant would not only be very healthy in terms of their balance sheets, but that both would be poised to drive the enormous organic growth potential within all our respective operations while having enough dry powder to continue acquiring and transforming underperforming healthcare operations.”
Referring to Ensign post-spin, Christensen added, “The same entrepreneurial spirit that led to the creation of these Pennant businesses remains alive and well. Our outstanding local leaders, together with their Service Center partners, continue to actively incubate other new healthcare-related businesses, including a significant real estate portfolio. We are excited for the future of Ensign and look forward to continuing to create value in our core business and our new business ventures and to find ways to share that value with all our stakeholders.”
Mr. Barry Port, Ensign’s Chief Executive Officer, emphasized that Ensign will continue its relentless effort to be a leader in skilled nursing and will continue its proven, locally-driven strategy of driving organic growth in same store, transitioning and newly acquired operations. He added, “We see enormous opportunity and continued upside within our existing portfolio. As each local leader focuses on the clinical needs of the community they serve, we expect to continue to drive steady growth in occupancies and skilled mix. Our model has served us well through regulatory and reimbursement changes and uncertainty in the economy in the past and if we stay true to our leadership-driven approach, we are confident it will continue for many years to come.” Noting that Ensign will retain all existing owned real estate assets, he said, “We will actively continue to pursue the purchase of additional real estate assets and now own 82 real estate assets, including the new Service Center location and the 29 senior living assets that will be leased by Pennant following the spin-off,” which he said was approaching the 94 assets spun out to CareTrust in 2014. “We will continue to watch the growing underlying value in our owned real estate and other new business ventures and are excited about the additional potential opportunities that each of those businesses gives us in the future,” he said.
Mr. Daniel H Walker, Pennant’s Chairman, Chief Executive Officer and President, commented, “We will be forever grateful for the opportunities Ensign has provided the Pennant team. We are excited about the next chapter of our story and particularly look forward to maintaining a close relationship with Ensign through the Ensign Pennant Care Continuum. The EPCC memorializes the relationship Ensign and Pennant independent operating subsidiaries have historically had by providing those that opt in a framework to share data and create care pathways that will help us achieve the highest possible outcomes in transitions between care settings.”
Since September 19, 2019, there were two markets in Ensign common stock: a “regular way” market (NASDAQ: ENSG) in which shares of Ensign common stock traded with an entitlement to receive shares of Pennant common stock on the distribution date; and an “ex-distribution” market (NASDAQ: ENSGV) in which shares of Ensign common stock traded without an entitlement to receive shares of Pennant common stock on the distribution date. Starting today, all shares of Ensign common stock will trade only on a “regular way” market without any entitlement to receive shares of Pennant common stock, and shares of Pennant common stock commence trading on the NASDAQ Global Select Market on a “regular way” market.
Bank of America Merrill Lynch served as lead financial advisor to Ensign in connection with the spin-off. Kirkland & Ellis LLP served as legal advisor to Ensign.

About Ensign™
The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at 212 healthcare facilities in California, Arizona, Texas, Washington, Utah, Idaho, Colorado, Nevada, Iowa, Nebraska, Wisconsin, Kansas and South Carolina. Ensign’s new business venture operating subsidiaries also offer several other post-acute-related services, including mobile x-ray, lab, non-emergency transportation services and other consulting services also across several states. Each of these operations is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated "company" and "its" assets and activities, as well as the use of the terms "we," "us," "its" and similar verbiage, are not meant to imply that The Ensign Group, Inc. has direct operating assets, employees or revenue, or that any of the facilities, the Service Center or the captive insurance subsidiary are operated by the same entity. More information about Ensign is available at http://www.ensigngroup.net.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements that are based on management's current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the anticipated timing, structure, benefits and tax treatment of the proposed separation of Ensign's healthcare business and its real estate business, and future financing plans, growth prospects and operating and financial performance. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement.
Risks and uncertainties related to the proposed spin-off include: the company's ability to obtain all necessary consents and approvals and satisfy all conditions to the spin-off; the ability to expand the healthcare and real estate businesses following the spin-off; and the potential diversion of management's attention from traditional business concerns. Other risks and uncertainties relate to the company's business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve facilities, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of facilities; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of facilities; competition from other companies in the acquisition, development and operation of facilities; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its facilities if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company's periodic filings with the Securities and Exchange Commission, including statements and are encouraged to review the company's periodic filings with the Securities and Exchange Commission, including its Form 10‑K filed on February 6, 2019 and its Form 10‑Q filed on August 1, 2019, for a more complete discussion of the risks and other factors that could affect Ensign's business, prospects and any forward-looking statements. Except as required by the federal securities laws, Ensign does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release., future events, changing circumstances or any other reason after the date of this press release.

Contact Information
Investor/Media Relations, The Ensign Group, Inc., (949) 487-9500, ir@ensigngroup.net.
SOURCE: The Ensign Group, Inc.